EXHIBIT 99.1

FIRST SOUTH BANCORP, INC.                          FOR IMMEDIATE RELEASE
PRESS RELEASE                                      For More Information Contact:
April 18, 2006                                     Bill Wall or Tom Vann
                                                   (252) 946-4178
                                                   Website:
                                                   www.firstsouthnc.com


               First South Bancorp, Inc. Reports 35.9% Increase in
                       March 31, 2006 Quarterly Earnings
                                   (Unaudited)


Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended March 31, 2006 (unaudited), the first quarter of its fiscal year ending December 31, 2006.

Net income for the quarter ended March 31, 2006 increased 35.9% to $4,223,299, from net income of $3,107,751 earned in the quarter ended March 31, 2005. Basic earnings per share increased 34.7% to $0.66 per share for the quarter ended March 31, 2006, from $0.49 per share for the quarter ended March 31, 2005. Diluted earnings per share increased 34.0% to $0.63 per share for the quarter ended March 31, 2006, from $0.47 per share for the quarter ended March 31, 2005.

Tom Vann, Chief Executive Officer of the Company, stated, "Our core earnings this quarter continue to be supported by our strong net interest margin, reflecting the positive impact of recent prime rate increases on our asset sensitive balance sheet, and growth in the net loans and leases receivable portfolio and deposit accounts.

The net loans and leases receivable portfolio increased 9.1% to $736.4 million at March 31, 2006 from $674.8 million at March 31, 2005; while deposit accounts increased 15.4% to $771.6 million at March 31, 2006 from $668.8 million at March 31, 2005. Net interest income increased 18.2% to $10.4 million for the quarter ended March 31, 2006 from $8.8 million for the quarter ended March 31, 2005, reflecting the success of our balance sheet management efforts.

The Bank maintains an allowance for losses on loans and leases receivable based upon an evaluation of inherent losses and risk in the loan and leases receivable portfolio and past loss experience. The Bank recorded no general and $346,000 of specific provisions for loan losses, respectively, during the quarter ended March 31, 2006, compared to $300,000 and $338,000 of general and specific provisions for the quarter ended March 31, 2005. The Bank had $9.1 million of general loan loss allowances and $429,000 of specific loan loss allowances at March 31, 2006, which the Bank believes is adequate to absorb losses on loans and leases receivables.

Total assets of the Company increased to $869.9 million at March 31, 2006 from $770.1 million at March 31, 2005, reflecting an annualized growth rate of 13.0%.

We continue to place efforts on controlling operating expenses and improving our operating efficiency, resulting in a 42.4% efficiency ratio for the quarter ended March 31, 2006, compared to 46.5% for the quarter ended March 31, 2005. In addition, our key performance ratios, return on average assets (ROA) and return on average equity (ROE), continue to place us at the top of our peer group. Our ROA and ROE was 2.0% and 24.1%, respectively, for the quarter ended March 31, 2006, compared to 1.7% and 20.4% for the quarter ended March 31, 2005.

We recently announced a 25% payment rate increase in our quarterly cash dividend for the quarter ended March 31, 2006. We also plan to open a new branch office located at 47560 NC Highway 12 in Buxton, North Carolina in June 2006. This new office will provide a convenient location and allow us to better serve both new and existing customers in the Hatteras Island and Ocracoke Island market area through our expanded branch office network."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-six branch offices and a loan production office located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)

(Nasdaq: FSBK)

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Financial Condition

                                                                 March 31          December 31
                                                                   2006               2005
                                                              ---------------    ---------------
                                                               (unaudited)
                          Assets

Cash and due from banks                                       $    27,265,287    $    32,523,922
Interest-bearing deposits in financial institutions                 5,126,425            419,470
Investment securities - available for sale                         51,432,699         41,827,690
Mortgage-backed securities - available for sale                    19,944,846         20,639,067
Mortgage-backed securities - held for investment                    1,980,109          2,063,310
Loans and leases receivable - held for sale                        18,391,548         10,845,783
Loans and leases receivable - held for investment                 718,019,409        696,974,135
Premises and equipment, net                                         8,872,685          8,831,170
Real estate owned                                                      13,886             13,886
Federal Home Loan Bank of Atlanta stock, at cost                    1,663,300          1,689,200
Accrued interest receivable                                         4,726,149          4,288,600
Goodwill                                                            4,218,576          4,218,576
Mortgage servicing rights                                           1,415,318          1,402,085
Identifiable intangible assets                                        251,520            259,380
Income tax receivable                                                 161,859          1,145,814
Prepaid expenses and other assets                                   6,386,165          5,982,857
                                                              ---------------    ---------------

          Total assets                                        $   869,869,781    $   833,124,945
                                                              ===============    ===============

             Liabilities and Stockholders' Equity

Deposits:
  Demand                                                      $   246,333,704    $   244,879,590
  Savings                                                          22,867,458         21,509,653
  Large denomination certificates of deposit                      163,443,167        153,954,109
  Other time                                                      338,966,300        313,409,713
                                                              ---------------    ---------------
          Total deposits                                          771,610,629        733,753,065
Borrowed money                                                      6,413,529         11,787,528
Junior subordinated debentures                                     10,310,000         10,310,000
Deferred income taxes                                                 247,639            540,021
Other liabilities                                                  10,405,611          8,543,859
                                                              ---------------    ---------------
          Total liabilities                                       798,987,408        764,934,473

Common stock, $.01 par value, 25,000,000 shares authorized,
  6,394,474, and 6,339,548 shares issued and outstanding,
  respectively                                                         63,945             63,395
Additional paid-in capital                                         37,665,637         37,624,894
Retained earnings, substantially restricted                        62,277,943         59,661,079
Treasury stock, at cost                                           (28,281,844)       (28,787,979)
Accumulated other comprehensive income (loss), net                   (843,308)          (370,917)
                                                              ---------------    ---------------
          Total stockholders' equity                               70,882,373         68,190,472
                                                              ---------------    ---------------

          Total liabilities and stockholders' equity          $   869,869,781    $   833,124,945
                                                              ===============    ===============

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Operations
(unaudited)

                                                             Three Months Ended
                                                                 March 31
                                                        ---------------------------
                                                            2006            2005
                                                        ---------------------------
Interest income:
  Interest and fees on loans                            $ 14,613,159   $ 11,113,597
  Interest and dividends on investments
    and deposits                                             968,108        618,004
                                                        ------------   ------------
          Total interest income                           15,581,267     11,731,601
                                                        ------------   ------------

Interest expense:
  Interest on deposits                                     4,848,239      2,738,273
  Interest on borrowings                                     185,811         89,370
  Interest on junior subordinated debentures                 186,922        137,500
                                                        ------------   ------------
          Total interest expense                           5,220,972      2,965,143
                                                        ------------   ------------

Net interest income                                       10,360,295      8,766,458
Provision for loan losses                                    346,377        638,000
                                                        ------------   ------------
          Net interest income after provision
            for loan losses                               10,013,918      8,128,458
                                                        ------------   ------------

Noninterest income:
  Fees and service charges                                 1,526,357      1,382,381
  Loan servicing fees                                        169,289        177,236
  Gain on sale of real estate, net                                --         19,063
  Gain on sale of mortgage loans                             187,384         93,653
  Gain on sale of mortgage-backed securities                      --             --
  Other  income                                              360,685        228,253
                                                        ------------   ------------
          Total noninterest income                         2,243,715      1,900,586
                                                        ------------   ------------

Noninterest expense:
  Compensation and fringe benefits                         3,319,935      2,954,538
  Federal insurance premiums                                  23,907         22,025
  Premises and equipment                                     434,331        426,459
  Advertising                                                 32,469         49,048
  Payroll and other taxes                                    325,353        295,143
  Data processing                                            569,185        520,212
  Amortization of intangible assets                           94,698         81,424
  Other                                                      557,677        623,837
                                                        ------------   ------------
          Total noninterest expense                        5,357,555      4,972,686
                                                        ------------   ------------

Income before income taxes                                 6,900,078      5,056,358

Income taxes                                               2,676,779      1,948,607
                                                        ------------   ------------

Net income                                              $  4,223,299   $  3,107,751
                                                        ============   ============


Per share data:
Basic earnings per share                                $       0.66   $       0.49
Diluted earnings per share                              $       0.63   $       0.47
Dividends per share                                     $       0.25   $       0.20
Weighted average shares - Basic                            6,386,981      6,308,746
Weighted average shares - Diluted                          6,688,042      6,604,422

First South Bancorp, Inc.
Supplemental Quarterly Financial Data (Unaudited)

                                          3/31/2006      12/31/2005      9/30/2005        6/30/2005      3/31/2005
                                        ------------    ------------    ------------    ------------    ------------
                                                 (dollars in thousands except share and per share data)
Consolidated balance sheet data:

Total assets                            $    869,870    $    833,125    $    825,257    $    791,911    $    770,105
Loans receivable (net)                       736,411         707,820         708,769         687,668         674,781
Cash and investments                          83,824          74,771          81,638          66,576          58,817
Mortgage-backed securities                    21,925          22,702           7,546           8,127           8,529
Premises and equipment                         8,873           8,831           9,004           9,325           8,256
Goodwill                                       4,219           4,219           4,219           4,219           4,219
Mortgage servicing rights                      1,415           1,402           1,491           1,582           1,649

Deposits                                     771,611         733,753         731,351         699,568         668,838
Borrowings                                     6,414          11,788           6,015           6,389          15,725
Junior subordinated debentures                10,310          10,310          10,310          10,310          10,310
Stockholders' equity                          70,882          68,190          66,177          63,943          61,875

Consolidated earnings summary:
Interest income                         $     15,581    $     14,931    $     13,912    $     12,602    $     11,732
Interest expense                               5,221           4,560           4,350           3,588           2,965
                                        ------------    ------------    ------------    ------------    ------------
Net interest income                           10,360          10,371           9,562           9,014           8,767
Loan loss provision                              346             266             394             413             638
Noninterest income                             2,244           2,133           2,265           1,909           1,901
Noninterest expense                            5,358           5,507           5,432           5,222           4,973
Income taxes                                   2,677           2,615           2,327           2,057           1,949
                                        ------------    ------------    ------------    ------------    ------------
Net income                              $      4,223    $      4,116    $      3,674    $      3,231    $      3,108
                                        ============    ============    ============    ============    ============

Per Share Data:
Earnings per share-Basic                $       0.66    $       0.65    $       0.59    $       0.51    $       0.49
Earnings per share-Diluted              $       0.63    $       0.62    $       0.56    $       0.49    $       0.47
Dividends per share                     $       0.25    $       0.20    $       0.20    $       0.20    $       0.20
Book value per share                    $      11.08    $      10.76    $      10.45    $      10.10    $       9.79

Average shares-Basic                       6,386,981       6,333,886       6,280,734       6,324,959       6,308,746
Average shares-Diluted                     6,688,042       6,670,841       6,620,364       6,659,093       6,604,422
Shares outstanding end of period           6,394,474       6,339,548       6,335,657       6,329,539       6,321,633

Performance ratios:
Yield on earning assets                         7.78%           7.68%           7.34%           6.95%           6.77%
Cost of funds                                   2.69%           2.42%           2.37%           2.03%           1.76%
                                        ------------    ------------    ------------    ------------    ------------
Net interest spread                             5.09%           5.26%           4.97%           4.92%           5.01%

Net interest margin on earning assets           5.18%           5.33%           5.04%           4.97%           5.06%
Earning assets to total assets                 93.87%          92.96%          93.73%          93.04%          92.83%
Return on average assets                        1.97%           1.98%           1.81%           1.65%           1.67%
Return on average equity                       24.12%          24.35%          22.44%          20.45%          20.38%
Efficiency ratio                               42.44%          43.98%          45.86%          47.73%          46.54%
Dividend payout ratio                          37.88%          30.77%          33.90%          39.22%          40.82%

Asset quality data and ratios:
Nonperforming loans                     $      2,120    $      2,259    $      2,810    $      2,981    $      2,326
Real estate owned                       $         14    $         14    $         82    $        547    $        296
Reserve for loan losses                 $      9,565    $      9,222    $      9,101    $      8,736    $      8,949
Net charge-offs                         $          4    $        145    $         29    $         76    $         33

Net charge-offs to loans                       0.001%          0.020%          0.004%          0.011%          0.005%
Nonperforming loans to assets                   0.24%           0.27%           0.34%           0.38%           0.30%
Reserves to total loans                         1.28%           1.29%           1.27%           1.25%           1.31%

Loans to deposits                              95.44%          96.47%          96.91%          98.30%         100.89%
Loans to assets                                84.66%          84.96%          85.88%          86.84%          87.62%
Loans serviced for others               $    251,787    $    260,632    $    255,442    $    266,797    $    271,776